Exhibit 99.1
July 2023 AI-Powered Precision Antibody Therapeutics

2 Forward-looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates. While iBio, Inc., a Delaware corporation (including its consolidated subsidiaries, “iBio,” the “Company,” “we,” “us” or “our”) believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to obtain regulatory approvals for commercialization of its product candidates, or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of products, its ability to attain license agreements, the continued maintenance and growth of its patent estate, its ability to establish and maintain collaborations, its ability to obtain or maintain the capital or grants necessary to fund its research and development activities, competition, its ability to retain its key employees or maintain its NYSE American listing, and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of today, and we undertake no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation, and any oral statements made in connection with this presentation, shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of the Company, nor, in connection with any securities offering by the Company, will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

* U.S. Patent No. 11,545,238 iBio’s technology stack delivers precision antibodies designed to minimize downstream development risk through AI-guided epitope-steering and mAb optimization 3 Patented* epitope-steering AI-engine allows us to target specific regions of proteins Ab-optimizing StableHu™ technology coupled with mammalian display technology speeds up Lead Optimization; potentially minimizes downstream risks EXECUTIVE SUMMARY Team of experienced AI/ML scientists and drug hunters have the skills and capabilities to quickly advance antibodies from concept to in vivo POC Lead molecules comparable to “hard-to-engineer” antibodies licensed or acquired with upfronts ranging from $35-85M and total potential values >$500M at similar stages of development EngageTx™ optimized next gen CD3 T-cell engager antibody panel with reduced cytokine release, Non-Human Primate (NHP) cross-reactivity and reduced risk for immunogenicity

Harnessing iBio's Tech Stack: From Precision Antibody Identification and Optimization to Tailored Bispecifics

1 Epitope Engineering
- Patented* epitope engineering
- AI-engineered epitope maintains target structure

2 Proprietary Antibody Library
- Human antibody diversity
- Clinically validated frameworks
- Benchmarked vs. competitive libraries

3 StableHu Antibody Optimizer
- Mammalian-display library enriched with functional antibodies
- Human sequence and optimization faster than traditional methods

4 EngageTx CD3 Antibody Panel
- Diminished cytokine release
- NHP cross-reactivity for advanced safety assessment ahead of clinical trials
- Reduced immunogenicity risk



Multiple validations with difficult targets and MoAs

*U.S. Patent No. 11,545,238 (issued January 3, 2023)

4

Match Engineered Structure to Target Refined for Greater Stability Optimized for Water Solubility Unlocking High-Value Drug Targets: AI-Engineered Epitopes are Generalizable to a Broad Set of Complex Structural Drug Binding Sites Junctional Epitopes Complex Secondary Structures Membrane Proteins (e.g. GPCR) Loop Display 1 2 3 AI Epitope Engine 5

Input Antibody StableHu AI-Engine Mammalian Display Output Antibody Template CDR Predict library of human CDR variants Single-cell screen mammalian display CDR library Optimized antibody with fully human CDRs Accelerate Success: StableHu Antibody Optimization & Mammalian Display Screening Propel Faster, Cost-Effective Antibody Development 6

EngageTx, a CD3-Based T-Cell Engager Panel, Addresses 3 Key Challenges: Cytokine Release, NHP Cross-Reactivity and Immunogenicity Risk

1 Sequence Diversity

Increased humanness and broad CD3 activity for optimized paring with tumor antigen arms



Diverse CD3 engager arms
Numerous tumor antigen arms

2 Hu-Cyno Cross-Reactivity

Risk reduction via cyno monkey toxicity study compatibility



3 Range of Cytokine Release

Tailored cytokine release for expanded therapeutic window



Tumor cell death
Granzyme, Perforin
Release of cytotoxic granules
Activated T cell
Tumor cell
Release of cytokines
TNFα, IFNγ, IL-2, (IL6)
Cascade of immune activation
Increased cytotoxicity
Reduced cytokine release

7

From Idea To Clinical Candidate: We Believe Our Discovery Platform Improves Probability of Success, Speed, and Developability

Getting it right from the outset

Precision antibody targeting takes the lengthy trial and error out of mAb discovery and improves probability of success

More speed, mitigated risk

Reduced number of iterative optimization steps, lower immunogenicity risk and improved developability

Enhanced bispecifics control

Wide potency range with reduced cytokine release and NHP cross-reactivity to strengthen preclinical safety assessment

Epitope Engineering	Engineered Epitope	Proprietary Human mAb Library	StableHu Antibody Optimizer	EngageTx	Optimized mAb Lead Pool
AI-powered precision targeting of **conformational & sub-dominant epitopes**	Epitope-specific antigens built to efficiently & selectively discover antibodies	AI-generated naïve antibody library, free of sequence liabilities	AI-powered sequence optimization to improve performance	Optimized bi-specifics leveraging broad potency range, human-monkey cross-reactivity, & sequence diversity	Optimized Leads evaluated & ranked in translational disease models

8

Capitalizing on AI: We Believe Our Platform Powers a Focused, Capital Efficient Business Plan 9 AI Discovery Platform • Partner existing molecules or discovery projects against new targets • Potential for upfront, milestone payments and/or royalties Strategic Partnerships • Advancing a select few “fast followers” • Potential licensing and asset sales for other molecules Proprietary Pipeline • Exclusive licensing for non-core therapeutic areas to 3rd parties (vaccines, etc.) • Potential for upfront technology access fee and milestones plus royalties for multiple targets Third Party Collaboration

Catalyzing Innovation: Technology Stack Spurs Rapid Pipeline Growth and Maturation in Cancer Immunotherapies

	PROGRAMS	EARLY DISCOVERY	LATE DISCOVERY	LEAD OPTIMIZATION	IND-ENABLING	CLINICAL
Oncology	**IBIO-101**	Solid Tumors				
	Endostatin E4	Solid Tumors				
	Trop-2 x CD3*	Immuno-Oncology				
	MUC16	Immuno-Oncology				
	Target 5	Immuno-Oncology				
	EGFRvIII	Immuno-Oncology				
	CCR8	Immuno-Oncology				
	Target 8	Immuno-Oncology				
Autoimmune	**PD-1**	Autoimmune Diseases				

**Developed with Engage Tx bispecific platform*

10

Market-Tested Potential: Competitor Early-Stage Deals Signal Promising Opportunities for Our Pipeline

Pre-2019

SEP 2018
IBIO-101 (CD25)
Roche / Tusk Therapeutics*:
$81M upfront,
$677M milestones

2020

SEP 2020
CCR8
Gilead / Jounce⁺:
$85M upfront,
$35M equity investment,
$685M milestones

JUL 2020
TROP-2
AstraZeneca / Daiichi⁺:
$1B upfront (some deferred),
$5B milestones

SEP 2020
TROP-2
Gilead / Immunomedics*:
Acquired for **$21B**

2021

FEB 2021
PD-1 agonist
Merck / Pandion*:
Acquired for **$1.85B**

JUN & DEC 2021
CCR8
Fibrogen / HiFiBio⁺:
$25M option fee,
$35M option exercise,
$1.1B milestones

JUL 2021
CD3
Eli Lilly / Merus⁺:
$40M cash upfront,
$20M investment,
$540M milestones

JUL 2021
CD3
Amgen / Teneobio*:
$900M upfront,
$1.6B milestones

2022

MAY 2022
EGFRvIII
Taiho / Cullinan Oncology⁺:
$275M upfront,
$130M milestones

AUG 2022
PD-1 agonist
Gilead / Mirobio*:
Acquired for **$405M**

SEP 2022
EGFRvIII
Seagen / LAVA Therapeutics⁺:
$50M upfront,
$650M milestones

OCT 2022
CD3
Gilead / MacroGenics⁺:
$60M upfront,
$1.7B milestones

2023

JAN 2023
CD3
GSK / WuXi Biologics⁺:
$40M upfront,
$1.46B milestones

JAN 2023
CCR8
Gilead / Jounce⁺:
$67M for remaining stake in CCR8 program

APR 2023
EGFRvIII
Pierre Fabre / Scorpion⁺:
$65M upfront,
$553M milestones

JUN 2023
CCR8
Coherus / Surface Oncology*:
Acquired for **$65M**

** Acquisition / Merger*
⁺ License or collaboration

11

Our Leadership Team Brings Drug Discovery and Development Experience 12 Martin Brenner, DVM, Ph.D. CEO & CSO Lisa Middlebrook CHRO Marc Banjak GC Felipe Duran CFO

13 iBio Company Highlights • Ticker: IBIO (NYSE AMERICAN); ~16.8M shares outstanding as of 3/31/23 • Reduced cash burn after CDMO divestment • $9.8M of cash as of 3/31/23* Financial * includes restricted cash AI-driven discovery tech stack • Patented epitope-engineering technology • StableHu antibody optimizer coupled with mammalian display • EngageTx next generation bi-specific antibody platform Layered Business Model • Strategic partnerships • Proprietary pipeline • Exclusive platform licensing for specific disease areas outside of I/O Pipeline of difficult to find biologics • Pipeline of 10 preclinical programs of hard to drug targets • Targets in focus of major immuno-oncology (I/O) companies with significant deal flow • Promising early CMC development data for lead asset IBIO-101

Preclinical Pipeline 14

15 IBIO-101 IL-2 Sparing Anti-CD25

IBIO-101 for Regulatory T-Cell (T_{reg}) Depletion

Target Mechanism

Depletion of immunosuppressive T_{regs} via antibody dependent cellular cytotoxicity (ADCC), without disrupting activation of effector T-cells (T_{effs}) in the tumor microenvironment

Potential Indications

- Solid tumors
- Hairy cell leukemia
- Relapsed mult. myeloma
- Lymphoma
- Head & neck cancer

Differentiation / Opportunity

- IL-2 sparing anti-CD25 antibodies enables depletion of T_{regs} without affecting T_{effs}
- Fast-follower to Roche's RG6292 clinical molecule

Recent Transactions & Milestones

PRECLINICAL TESTING — IND — CLINICAL TESTING — CLINICAL PROOF OF CONCEPT

*Roche / Tusk Therapeutics (*Sep 2018*)
$81M upfront,
$677M milestones

**Roche RG6292 Ph1 Data (*Apr 2023*)
Well-tolerated: manageable safety profile
Confirmed MOA: Reduced intratumoral T_{regs}
Efficacy: 29% stable disease (45% PD-L1 combo)

*Roche acquisition of Tusk Therapeutics completed for €70M upfront, acquiring worldwide rights to anti-CD25 program. Values converted to dollars as reported in public press releases
**Data presented by Roche at AACR 2023

16

IBIO-101 Reduces Tumor Growth in Preclinical Studies by Selectively Depleting Immunosuppressive T_{regs} without Affecting Cancer Killing T_{effs}



1st Gen CD25
Blocked IL-2 pathways
IL-2
CD25
(IL-2Ra)
JAK
JAK
Treg
JAK
JAK
Teff
Indiscriminate depletion of
Treg + Teff
TUMOR
IBIO-101
Preferential Treg depletion
IL-2
Natural Killer Cell
ADCC
JAK
JAK
Treg
IL-2 signaling
JAK
JAK
Teff
Teff
Proliferation
TUMOR

1st gen CD25 mAbs depleted immuno-suppressive T_{reg} and immuno-stimulatory T_{eff}

Limited efficacy

2nd gen IBIO-101 selectively targets T_{regs} without blocking IL-2 signaling to T_{effs}

Strong preclinical anti-tumor response

Data on file. Treg = Regulatory T Cells; Teff = Effector T Cells; ADCC = Antibody Dependent Cellular Cytotoxicity

17

RG6292 is Roche’s m onoclonal antibody that targets CD25 (IL-2Rα). IBIO-101 data on file. 18 IBIO-101 Selectively Depletes Tregs while preserving IL-2 signaling IBIO-101 potently binds recombinant CD25 which leads to Treg depletion while sparing Teffs 0.0001 0.001 0.01 0.1 1 10 100 0.0 0.5 1.0 1.5 2.0 2.5 Antibody Concentration (ug/mL) CD25 Protein Binding (higher and left is better) Negative control, EC50 = no binding IBIO-101, EC50= 16.4 ng/ml RG6292 (Roche), EC50= 24.7 ng/ml 0.1 1 10 100 1000 10000 100000 0 20000 40000 60000 Antibody Concentration (ng/ml) Treg Killing Reporter Assay (higher and left is better) Negative control, EC50 = no cell killing IBIO-101, EC50= 4.7 ng/ml RG6292, EC50 = 18.6 ng/ml 0.001 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 120 IL-2 Concentration (ng/ml) % of IL-2 Signaling (higher and left is better) IL2, EC50= 0.11 ng/ml IBIO-101, EC50= 0.17 ng/ml RG6292, EC50 = 0.14 ng/ml 0.0001 0.001 0.01 0.1 1 10 100 0.0 0.5 1.0 1.5 2.0 2.5 Antibody Concentration (ug/mL) CD25 Protein Binding (higher and left is better) Negative control, EC50 = no binding IBIO-101, EC50= 16.4 ng/ml RG6292 (Roche), EC50= 24.7 ng/ml 0.001 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 120 IL-2 Concentration (ng/ml) % of IL-2 Signaling (higher and left is better) IL2, EC50= 0.11 ng/ml IBIO-101, EC50= 0.17 ng/ml RG6292, EC50 = 0.14 ng/ml 0.1 1 10 100 1000 10000 100000 0 20000 40000 60000 Antibody Concentration (ng/ml) Treg Killing Reporter Assay (higher and left is better) Negative control, EC50 = no cell killing IBIO-101, EC50= 4.7 ng/ml RG6292, EC50 = 18.6 ng/ml 0.01 0.1 1 10 100 1000 10000 100000 0 20 40 60 80 100 Antibody Conentration (ng/ml) % Of T-cell Killing Treg killing, EC50= 7.09 ng/ml Activated CD4+ Teff killing, EC50= no activity Activated CD8+ Teff killing, EC50= no activity 0.01 0.1 1 10 100 1000 10000 100000 0 20 40 60 80 100 Antibody Conentration (ng/ml) % Of T-cell Killing Treg killing, EC50= 7.09 ng/ml Activated CD4+ Teff killing, EC50= no activity Activated CD8+ Teff killing, EC50= no activity

19 IBIO-101 Increases in Teff/Treg Ratio in Preclinical Studies Inhibiting Tumor Growth Tumor growth inhibition correlates with T-eff/T-reg ratio Potently increases T-eff/T-reg ratio1 0 10 20 30 0 1000 2000 3000 4000 Days Tumor Volume (mm3 ) Negative Control IBIO-101, 0.1 mg/kg IBIO-101, 1.0 mg/kg RG6292 (Roche), 0.1 mg/kg RG6292 (Roche), 1 mg/kg * 0 10 20 30 0 1000 2000 3000 4000 Days Tumor Volume (mm3 ) Negative Control IBIO-101, 0.1 mg/kg IBIO-101, 1.0 mg/kg RG6292 (Roche), 0.1 mg/kg RG6292 (Roche), 1 mg/kg * hIgG1 Isotype RG6292 (Roche), 0.1 mg/kg RG6292 (Roche), 1.0mg/kg IBIO-101, 0.1 mg/kg IBIO-101, 1.0 mg/kg 0 50 100 150 200 250 Teff / Treg ratio (higher is better) * * * 1hCD25 anim al m odel - Data on file. * Significant vs * Significant vs Negative Control hIgG1 Isotype

20 IBIO-101 in Combination With a Checkpoint Inhibitor Shows Greater Efficacy 0 10 20 30 0 1000 2000 3000 4000 Days Tumor Volume (mm3 ) Negative Control * Anti-PD1, 2.5 mg/kg IBIO-101, 1 mg/kg + anti-PD1, 2.5 mg/kg # IBIO-101, 1.0 mg/kg 0 10 20 30 0 1000 2000 3000 4000 Days Tumor Volume (mm3 ) Negative Control * Anti-PD1, 2.5 mg/kg IBIO-101, 1 mg/kg + anti-PD1, 2.5 mg/kg # IBIO-101, 1.0 mg/kg IBIO-101 + PD-1 Checkpoint Inhibitor In PreClinical Studies Enhances Tumor Suppression *hCD25 anim al m odel - Data on file. * Significant vs Negative Control # Significant vs Anti-PD-1

21 IBIO-101 is an Antibody With Favorable Characteristics for CMC Development • Identified manufacturing partner to produce IBIO-101 for Phase 1&2 clinical trials • Discovered suitable cell lines for manufacturing MCB • Established IBIO-101 CMC methodology for producing high yield, high purity, stable product under cGMP conditions Potential for Master Cell Bank (MCB) Development From 8 Promising Cell Lines Unoptimized Cell Lines Already Show Promising IBIO-101 Yields

22 Anti-CCR8 High ADCC Anti-CCR8 for the Depletion of T-regulatory Cells

CCR8 for Tumor-Infiltrating T_{reg} Depletion

Target Mechanism

Tumor-infiltrating Tregs highly express CCR8. iBio program targets depletion of highly immunosuppressive CCR8+ Tregs in tumor microenvironment via an ADCC mechanism.

Potential Indications

- Broadly applicable in solid tumors
- Prospective combination therapy

Differentiation / Opportunity

- Selective binding to CCR8 over its close homolog, CCR4

Recent Transactions & Milestones

PRECLINICAL TESTING — IND — CLINICAL TESTING — CLINICAL PROOF OF CONCEPT

***Fibrogen / HiFiBio (Jun & Dec 2021):**
$25M option fee, **$35M** option exercise, **$1.1B** milestones

****Gilead / Jounce (Dec 2022):**
Original deal: **$85M** upfront, **$35M** equity investment, **$685M** milestones.
2023 Buyout: **$67M** for remaining rights.

*****Coherus / Surface (Jun 2023):**
Acquired for **$65M**

**Fibrogen / HiFiBio: Fibrogen purchased option to multiple programs in June 2021, then exercised the option for excl. license to CCR8 program in Dec. 2021.*
***Gilead / Jounce: Exclusive worldwide license to anti-CCR8 antibody.*
**** Coherus / Surface Oncology: acquisition, announced in June 2023, adds two clinical assets, including a phase 2 anti-IL-27 and a phase 1/2 anti-CCR8 for oncology.*

23

CCR8+ T_{reg} Cells Are Tumor Infiltrating and Highly Immunosuppressive

Depletion of CCR8+ Treg cells has potential to evoke potent tumor immunity

CCR8 & CCR4 <u>non</u>specific antibody


CCR8
CCR4+ Platelets & peripheral cells
CD16+ Effector Cell
CCR8+ Treg Cell
Tumor
Cytotoxic T cell
Inhibited

iBio CCR8 specific antibody

CCR4+ cells <u>killed</u>


CCR4+ Platelets & peripheral cells
Killed
CCR8 & CCR4 Non-specific Antibody
CCR4
CD16+ Effector Cell ADCC
CD16+ Effector Cell ADCC
CCR8+ Treg Cell
Killed
Tumor
Cytotoxic T cell
Cytotoxic T cell
Activated

Adverse events

- Systemic inflammation
- Skin toxicity
- Platelet depletion/aggregation

CCR4+ cells <u>spared</u>


CCR8 Specific Antibody
CCR4
CCR4+ Platelets & peripheral cells
CD16+ Effector Cell ADCC
CCR8+ Treg Cell
Killed
Tumor
Cytotoxic T cell
Cytotoxic T cell
Activated

Intratumor cytotoxic T-cell activation & tumor death


Tumor Death
Cytotoxic T cell
Cytotoxic T cell
Activated

Zheng, et al. Cell 169.7 (2017): 1342-1356; Whiteside, et al. Immunology 163(4) (2021): 512-520; Kidani, et al. PNAS 119(7) (2022): e2114282119

24

Data on file 25 Afucosylated Anti-CCR8 Antibody Exhibits High Specificity, CCL1 Antagonism and CCR8-Specific Cell Killing High Specificity CCR8 Cell Binding 0.0001 0.001 0.01 0.1 1 10 0 2 4 6 8 10 hCCR8 overexpressed cells Ab. (nM) MFI hIgG1 isotype mIgG2A isotype Anti -hCCR4 - EC50 = NA Anti-mCCR8 - EC50 = NA SD-356253 - (iBio) - EC50 = 0.78 nM SD-692676 - (GS-1811) - EC50 = 0.43 nM 0.0001 0.001 0.01 0.1 1 10 0 10 20 30 40 50 hCCR4 overexpressed cells Ab. (nM) MFI hIgG1 isotype mIgG2A isotype Anti -hCCR4 - EC50 = 42.5 nM Anti-mCCR8 - EC50 = NA SD-356253 - (iBio)- EC50 = NA SD-692676 - (GS-1811)- EC50 = NA 0.000001 0.000010.00010.0010.01 0.1 1 10 0 10 20 30 40 CCR8 overexpressed cell Ab. (nM) % of cell killing hIgG1 hCCR4 - EC50 =NA SD-356253-(iBio) - EC50 = 0.004 nM SD-692676-(GS-1811) - EC50 = 0.002 nM PBMC-Induced CCR8 Cell Killing Potent binding to CCR8 overexpressing cells No binding to CCR4 overexpressing cells (Jounce/Gilead) (Jounce/Gilead) (Jounce/Gilead) Untreated CCL1 (7 nM) CCL1 (7 nM) + hIgG1 Iso. Ctl. Anti-hCCR8 (+)Ctl. SD-6926776-(GS-1811) Jounce/Gilead SD-356253 (iBio) CCR8-CCL1 Antagonism

26 Unlocking the Power of Bi-Specific Antibodies with EngageTx, Our Versatile CD3 mAb Panel Wide Range of Affinities, NHP Cross Reactivity, High Developability

Next Generation Anti-CD3 T Cell Engagers

Target Mechanism

T-cell-redirecting bispecific antibodies are a new therapeutic class that simultaneously targets CD3 on T cells and tumor antigens, inducing T cell mediated tumor cell killing

Potential Indications

- Broad solid tumor potential
- Expands therapeutic options across programs

Differentiation / Opportunity

- Range of T cell activation for diverse tumor antigens
- Cyno-tox study compatibility
- StableHu optimized sequence reduces downstream risks

Recent Transactions & Milestones

PRECLINICAL TESTING — IND — CLINICAL TESTING — CLINICAL PROOF OF CONCEPT

- *Eli Lilly / Merus (July 2021): $40M upfront, $20M investment, $540M milestones, royalties
- **GSK / WuXi (Jan 2023): $40M upfront, $1.46B milestones, royalties
- ***Amgen / Teneobio (July 2021): $900M upfront, $1.6B downstream
- +Gilead / MacroGenics (Oct 2022): $60M upfront, $1.7B milestones, royalties

*Eli Lilly / Merus: Fibrogen Research collaboration using Merus' proprietary platform to develop up to three CD3-engaging T-cell re-directing bispecific antibody therapies.
** GSK WuXi: License of WuXi's preclininical CD3 bi-specific, plus 3 earlier stage programs
***Amgen / Teneobio: Teneobio was developing a heavy-chain only platform as well as its CD3 engager technology. TNB-585, the lead program, was in phase 1.
+ Gilead / MacroGenics: Gilead granted option to MGD024, a phase 1 CD3 bi-specific, plus collaboration on two additional research programs.

27

Data on file 28 Dual Approaches to a Diverse Panel of Anti-CD3 Antibodies Hu/Cyno CD3 & T Cell TCR CD3 Engineered Epitopes T Cell Template 1 Template 2 Structural-Epitope Immunization & Screening StableHu Optimizer AI Discovery Engine AI-Engineered Immunogens Epitope & T Cell Immunization Epitope & CD3 Screen 2 Template Antibodies Optimized Antibodies SCREEN Activation Binding 1 2 3 4 5 6 (-) Ctl ID

Data on file 29 Libraries and Screens Discover Hu-Cyno CD3 Cross-Reactive Antibodies Epitope-Steered Immunization 0 5 10 15 0 2 4 6 Human CD3 ELISA FoldChange / Background Cyno CD3 ELISA FoldChange / Background Immunized Library 1 100 200 Human T Cell Binding Fold Change / Background HIT 0 Human T Cell Binding Selected Hit Low Medium High StableHu Mammalian-Display Not Selected Library Screen:

Data on file 30 EngageTx is Selected for a Diversity of T Cell Binding and Activation EC50: 3 – 570 nM EC50: 2.5 – 70 nM Human T Cell Binding EC50 (nM) 0.1 1 10 100 0 20 40 60 80 Concentration (nM) IL-2 (pg/mL) Human T Cell Activation M80-H1-1 M80-H1-2 M80-H3-1 M80-L1-1 M80-L2-1 IgG1 Isotype (-) Ctl SP34 (+) Control 0.1 1 10 100 0 20 40 60 80 Concentration (nM) TNF-a (pg/mL) Human T Cell Activation M80-H1-1 M80-H1-2 M80-H3-1 M80-L1-1 M80-L2-1 IgG1 Isotype (-) Control SP34 (+) Control 0.1 1 10 100 0 20 40 60 80 Concentration (nM) IFN-g (pg/mL) Human T Cell Activation M80-H1-1 M80-H1-2 M80-H3-1 M80-H3-2 M80-L1-1 M80-L2-1 IgG1 Isotype (-) Control SP34 (+) Control CD69 T Cell Activation EC50 (nM) Hit Clones Hit Clones T Cell CD3 EC50 1 10 100 1000 Human T Cell Binding EC50 (nM) T Cell CD3 EC50 T Cell Assay: Ab Concentration (nM) IFN-γ (pg/mL) TNF-⍺ (pg/mL) IL-2 (pg/mL) ID 1 2 3 5 (-) Ctl 4 SP34 Gen1 benchmark SP34 Gen 1 benchmark Binding Activation Cytokines

31 Anti-EGFRvIII High ADCC mAb Against Tumor-Specific EGFRvIII Cells

EGFRvIII for Glioblastoma and Other Cancers

Target Mechanism

Binding a tumor-specific mutation of EGFR variant III with an afucosylated antibody for high ADCC.

EGFRvIII is constantly "switched on" which can lead to the development of a range of different cancers.

Potential Indications

- Glioblastoma
- Head & neck cancer
- Non-small cell lung cancer

Differentiation / Opportunity

- Novel EGFRvIII high ADCC mechanism, potentially further reducing toxicity & expanding therapeutic window
- Other enabling modalities: T Cell engager, ADC, CAR-T

Recent Transactions & Milestones

PRECLINICAL TESTING — IND — CLINICAL TESTING — CLINICAL PROOF OF CONCEPT

***Pierre Fabre / Scorpion (Apr 2023):** **$65M** upfront, **$553M** milestones

****Seagen / LAVA Therapeutics (Sep 2022):** **$50M** upfront, **$650M** milestones

*****Taiho / Cullinan Oncology (May 2022):** **$275M** upfront, **$130M** milestones

** Pierre Fabre / Scorpion: Scorpion licensed two preclinical-stage programs to Pierre Fabre which are targeted to specific EGFR mutations in lung cancer.*
***Seagen transaction with LAVA Therapeutics was an exclusive license to LAVA-1223 (EGFR program), plus additional projects using Lava's platform.*
****Taiho transaction to acquire Cullinan Oncology's subsidiary, Cullinan Pearl, which has worldwide rights outside of Japan to CLN-081/TAS6417 (EGFR mutant mAb).*

32

iBio's Anti-EGFRvIII mAbs Selectively Kill EGFRvIII-Positive Tumor Cells and Not EGFR1-Expressing Cells in Healthy Tissues



Non EGFRvIII specific mAbs kill cancer cells but can cause toxicity by binding to EGFR1 in skin cells
Tumor
iBio mAb binding specifically to EGFRvIII
Tumor Size Reduction
Non-EGFRvIII specific mAb binds to EGFR1 in skin
Skin toxicity
iBio's EGFRvIII-specific mAb exclusively kills cancer cells
iBio mAb binding specifically to EGFRvIII
Tumor Size Reduction
iBio mAb doesn't bind to EGFR1 in skin
No skin damage

Data on file

33

34 iBio’s EGFRvIII-Selective mAbs Kill Tumor Cells without Affecting Healthy Cells Negative control, EC50 = no binding Cetuximab, EC50 = 0.018 nM SD-233883, EC50 = 0.008 nM SD-710726, EC50 = 0.020 nM 0.0001 0.001 0.01 0.1 1 10 0 20 40 60 80 Antibody Concentration (nM) % Of Tumor Cell Killing (higher and left is better) Negative control, EC50 = no binding Cetuximab, EC50 = 0.018 nM SD-233883, EC50 = 0.008 nM SD-710726, EC50 = 0.020 nM iBio EGFRvIII mAbs bind recombinant EGFRvIII 0.001 0.01 0.1 1 10 100 0.0 0.5 1.0 1.5 2.0 Antibody Concentration (nM) Binding to Tumor Cells (higher and left is better) Negative control, EC50 = no binding Cetuximab, EC50 = 0.12 nM SD-233883, EC50 = 0.12 nM SD-710726, EC50 = 0.05 nM which leads to tumor cell killing 0.0001 0.001 0.01 0.1 1 10 0 20 40 60 80 Antibody Concentration (nM) % Healthy Cell Killing (lower is better) Negative control, EC50 = no binding Cetuximab, EC50 = 0.029 nM SD-233883, EC50 = no binding SD-710726, EC50 = no binding but not binding wild-type EGFR1 0.001 0.01 0.1 1 10 100 0.0 0.5 1.0 1.5 2.0 Antibody Concentration (nM) EGFR1 Protein Binding (lower is better) Negative control, EC50 = no binding Cetuximab, EC50 = 0.08 nM SD-233883, EC50 = no binding SD-710726, EC50 = no binding and thus not affecting healthy cells Data on file

35 Anti-MUC16 Tumor Associated Epitope Non-Shed Epitope Anti-MUC16 Antibody

MUC16 Potential for Ovarian and Other Cancers

Target Mechanism

Bind a membrane-proximal MUC16 epitope

Membrane-proximal binding avoids epitope elimination by tumors

Bind a non-glycosylated epitope to avoid altered glycosylation on tumors

Potential Indications

- Ovarian
- Uterine
- Pancreatic

Differentiation / Opportunity

- MUC16 epitope avoids primary modes of tumor evasion
- Enabling modalities: T Cell engager, ADC, CAR-T

Recent Transactions & Milestones

PRECLINICAL TESTING → IND → CLINICAL TESTING → CLINICAL PROOF OF CONCEPT

- ***2seventy – Regeneron (Jan 2022):** **CAR T 2023 IND** planned
- ****Genentech (Dec 2021):** **ADC Ph. 1:** Favorable safety & efficacy
- *****Eureka – Juno/BMS (Jan 2016):** **CAR T Ph. 1** ongoing
- **+Regeneron MUC16xCD3 (Sept 2022):** **Ph. 1 31%** ORR, **Ph. 2** enrollment

*Regeneron, 2seventy name the target of their first solid tumor CAR-T, aim for 2023 IND
** Liu et al., An open-label phase I dose-escalation study of the safety and pharmacokinetics of DMUC4064A in patients with platinum-resistant ovarian cancer
***Eureka Therapeutics Announces Exclusive License Agreement between Memorial Sloan Kettering Cancer Center and Juno Therapeutics for Use of a Novel, Fully-Human MUC16 Binder in CAR T Cell Immunotherapy
+Novel Regeneron Bispecific Antibodies Show Encouraging Anti-Tumor Activity in Two Advanced Solid Tumors

36

37 MUC16 Is Overexpressed and Shed by Tumor Cells O-glycosylation N-glycosylation MUC16 epitope shedding Shedding eliminates the epitope and creates an antigen sink for most MUC16 antibodies Antibodies that bind the non-shed domain maintain activity N-terminal and tandem repeat (TR) domains that are shed Tumor associated epitope that is not shed Ovarian cancer cells

Immunizations Were Steered to a MUC16 Epitope that Avoids Epitope Shedding


Structural-epitope Immunization & Screening
MUC16
MUC16 Engineered Epitope
Non-shed Aglycosylated Epitope
Engineered Epitope ELISA Screen
OVCAR-3 MUC16high Cell Binding Screen
FITC-A subset+ 78.0
100
80
60
40
20
0
higher cell binding
AI Discovery Engine
Engineered Epitope Prime + MUC16 Cell Boost
Weeks 1–2
MEM Nanoparticle
Weeks 3–4
MUC16 Expressing Cells
Week 5
MEM + Cells
Hybridoma Screen

38

39 Top Three Hit Clones Bind the Non-Glycosylated MUC16 Epitope Closest to the Membrane 1D7 8G4 21G6 Hits do not bind shed 230-mer Hits bind non-glycosylated non-shed 29-mer binding time O-glycosylation N-glycosylation N-terminal and tandem repeat (TR) domains that are shed Epitope KD = 8.0 nM KD = 5.4 nM KD = 14 nM Aglycosylated non-shed 29-mer Shed 230-mer Data on file

40 Top MUC16 Clone 8G4 Binds OVCAR-3 Cells Comparable to Regeneron Benchmark Regeneron benchmark Clone ID: Secondary Only Unstained OVCAR-3 Cells 8G4 top clone higher cell binding Mode Normalized Data on file

41 8G4 Clone Maintains OVCAR-3 Cell and MUC16 Epitope Binding in a Fully Human Framework 8G4 with fully human framework reduces immunogenicity risk Glycosylated MUC16 membrane-proximal epitope SPR: KD = 5.1 nM Iso. Ctl OVCAR-3 Cells Epitope binding Cell binding higher cell binding Data on file

42 PD-1 Agonist Supports Restoration of Homeostasis for Inflammatory Diseases

PD-1 Agonist to Alleviate Inflammatory Disease

Target mechanism

Selectively agonize PD-1 without antagonizing the natural PD-1:PD-L1 anti-inflammatory interaction

Potential indications

- Rheumatoid arthritis
- Broad application in treating inflammatory disease

Differentiation / opportunity

- Potent PD-1 agonism vs. benchmarks with in vitro reporter and primary cell assays

Recent Transactions & Milestones

PRECLINICAL TESTING — IND — CLINICAL TESTING — CLINICAL PROOF OF CONCEPT

***Merck / Pandion (Feb 2021):** Acquired for **$1.85B**

****Gilead / Mirobio (Aug 2022):** Acquired for **$405M**

Eli Lilly (May 2023): Positive Ph 2a efficacy in RA patients

- *Merck / Pandion: At the time of acquisition, Pandion pipeline including an IL-2 fusion drug in phase 1a, as well as group of preclinical PD-1 agonists.*

*** Gilead / Mirobio: Mirobio pipeline at time of deal included a phase 1 BTLA (checkpoint) agonist as well as preclinical programs which included a PD-1 agonist.*

43

PD-1 PD-L1 TCR MHC T-cell Antigen presenting cell 44 Antagonizing PD-1 with PD-L1 Blocking Worsens Autoimmunity and Systemic Inflammation Inflammatory Disease Tissue Healthy Tissue Increased & systemic inflammation No T-cell inhibition No T-cell inhibition Worsened Strong T-cell inhibition Weak T-cell inhibition Autoimmunity PD-1 Antagonist Antibody

45 Agonizing PD-1 Without Blocking PD-L1 Restores Activated T-Cell Suppression Diseased Tissue Reduced inflammation Healthy Tissue Low-inflammation preserved PD-1 PD-L1 Strong TCR MHC T-cell inhibition T-cell Inflammatory Disease Tissue Healthy Tissue Weak T-cell inhibition Strong T-cell inhibition Strong T-cell inhibition Improved Autoimmunity Antigen presenting cell PD-1 Agonist Antibody

Benchmark Antibodies PD-1 Agonist Antibodies 46 In vitro PD-1 Agonism Equals or Surpasses Benchmarks and PD-L1 Ab ID EC50 (nM) SD-671823 0.88 SD-300670 0.31 SD-030629 0.36 SD-136366 0.28 SD-759028 0.52 SD-313018 (bispecific) 0.30 AnaptysBio APE12095 17.4 BMS/Celgene PD1AB6 0.76 IgG1 isotype control inactive 0.001 0.01 0.1 1 10 100 105 106 Concentration (nM) RLU PD-1 Agonism Reporter Assay 07 bivalent 0.001 0.01 0.1 1 10 100 105 106 Concentration (nM) RLU PD-1 Agonism Reporter Assay H01 bivalent 0.001 0.01 0.1 1 10 100 106 107 Concentration (nM) RLU D4-A7-7_201 EC50: 0.36 ± 0.11 nM D4_A7_7 IgG SD-671823 SD-300670 SD-030629 0.001 0.01 0.1 1 10 100 105 106 Concentration (nM) RLU PD-1 Agonism Reporter Assay 07 + H01 Tandem bispecific 0.001 0.01 0.1 1 10 100 105 106 Concentration (nM) RLU PD-1 Agonism Reporter Assay 07 Tandem tetravalent 0.001 0.01 0.1 1 10 100 105 106 Concentration (nM) RLU PD-1 Agonism Reporter Assay H01 Tandem tetravalent SD-136366 SD-759028 SD-313018 (bispecific) 0.001 0.01 0.1 1 10 100 105 106 Concentration (nM) RLU PD-1 Agonism Reporter Assay AnaptysBio APE12095 0.001 0.01 0.1 1 10 100 105 106 Concentration (nM) RLU PD-1 Agonism Reporter Assay BMS/Celgene PD1AB6 0.001 0.01 0.1 1 10 100 105 106 Concentration (nM) RLU PD-1 Agonism Reporter Assay IgG1 Isotype control AnaptysBio APE12095 BMS/Celgene PD1AB6 IgG1 isotype control Tetravalent Bivalent x x Data on file

Data on file 47 Primary T-Cell Suppression Equals or Surpasses Benchmarks and PD-L1 IL-2 at 24 hrs. % IL-2 Release Mean of 6 donors 0 100 200 Anti-HEL IgG1 Isotype Control CD69 at 72 hrs. CD69 MFI Mean of 6 donors 0 100 200 300 Anti-HEL IgG1 Isotype Control iBio Molecules Benchmark Molecules Natural Agonist